Exhibit 10.78

ELEVATE CREDIT, INC.

Effective as of December 31, 2016

VPC Specialty Lending Investments Intermediate, L.P.

VPC Specialty Finance Fund I, L.P.

VPC Investor Fund B, LLC

Victory Park Management, LLC

c/o Victory Park Capital Advisors, LLC

227 W. Monroe Street, Suite 3900

Chicago, Illinois 60606

Attention:   Scott R. Zemnick, General Counsel

RE:	ELEVATE CREDIT, INC.

To Whom It May Concern:

This letter agreement (this “Letter Agreement”) amends (i) that certain Second Amended and Restated Financing Agreement, dated as of June 30, 2016, by and among Rise SPV, LLC, a Delaware limited liability company (the “US Term Note Borrower”), Elevate Credit International Ltd., a company incorporated under the laws of England (the “UK Borrower”), Elevate Credit Service, LLC, a Delaware limited liability company (the “US Last Out Term Note Borrower”), Elevate Credit, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined therein and, together with the US Term Note Borrower, the UK Borrower, the US Last Out Term Note Borrower and the Company, the “Credit Parties”) party thereto, Victory Park Management, LLC (the “Agent”), as administrative agent and collateral agent, and the Lenders and Holders (as defined therein) party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time, the “Financing Agreement”); (ii) the letter agreement, dated as of June 30, 2016, by and among the Company and each of VPC Specialty Lending Investments Intermediate, L.P., VPC Specialty Finance Fund I, L.P. and VPC Investor Fund B, LLC (each, an “Investor” and collectively, the “Investors”) (the “June 30 Letter Agreement”); and (iii) each of the Senior Secured Convertible Notes, dated as of June 30, 2016, issued to the Investors and convertible into New Equity Securities of the Company or shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) pursuant to the terms set forth therein (as each may be amended, restated, modified and supplemented from time to time, the “Convertible Notes”). Capitalized terms used and not defined herein are defined in the Convertible Notes.

1.    Amendment of the Convertible Notes.

(a)    Pursuant to Section 3.6 of the Convertible Notes, Section 2.1(a) of each of the Convertible Notes is hereby amended and restated in its entirety as follows:

“(a)     Beginning on each date Holder receives or should have received a Qualified Equity Financing Notice (as defined below) and ending upon the consummation of the first closing of the applicable Qualified Equity

Financing (as defined below), this Note may, at the Holder’s option, be converted in whole or in part into New Equity Securities (as defined below). The number of New Equity Securities issuable upon such conversion shall equal (i) the outstanding Principal and accrued, but unpaid, interest of this Note being converted, divided by (ii) the Financing Per Share Conversion Price. The “Financing Per Share Conversion Price” shall be equal to the product of (1) 0.8, multiplied by (2) the lowest price per share for New Equity Securities paid by another investor in the applicable Qualified Equity Financing.”

(b)    Pursuant to Section 3.6 of the Convertible Notes, Section 2.1(b) of each of the Convertible Notes is hereby amended and restated in its entirety as follows:

“(b)    The “New Equity Securities” shall mean shares of capital stock of the Borrower or securities conferring the right to purchase such capital stock or securities convertible, exchangeable or exercisable into or for (with or without additional consideration) such capital stock, in each case issued or sold by the Borrower to investors in connection with an equity financing yielding total proceeds to the Borrower of not less than twenty-five million dollars ($25,000,000) (each, a “Qualified Equity Financing”). Provided, however, that notwithstanding anything herein to the contrary, a Qualified IPO (as defined below) shall not be a Qualified Equity Financing under the terms of this Note or the Financing Agreement.”

(c)    Pursuant to Section 3.6 of the Convertible Notes, Section 2.2(b) of each of the Convertible Notes is hereby amended and restated in its entirety as follows:

“(b)     The Borrower shall provide written notice (the “Qualified Acquisition Notice”) to the Holder as soon as possible, but in no event less than five (5) business days, before (i) the anticipated consummation of an acquisition of the Borrower by another entity by means of any transaction or series of related transactions to which the Borrower is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock primarily for capital raising purposes) yielding total proceeds of not less than twenty five million dollars ($25,000,000); or (ii) the anticipated consummation of a sale, lease or other conveyance of all or substantially all of the assets of the Borrower yielding total proceeds to the Borrower of not less than twenty-five million dollars ($25,000,000) (each of the events set forth in (i) and (ii) above, a “Qualified Acquisition”). The Qualified Acquisition Notice shall specify the effective date on which such Qualified Acquisition is to take place and shall describe such transaction in reasonable detail. The Borrower shall provide Holder with regular updates regarding the Qualified Acquisition process. The Borrower shall notify (the “Road Show Notice” and, together with the Qualified Acquisition Notice, a “Liquidity Event Notice”) the Holder as soon as reasonably practicable before the anticipated commencement of a Road Show (as defined in Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”)) in connection with a firm commitment underwritten public offering pursuant to an effective registration statement filed under the Securities Act, covering the offering and sale of Common Stock and yielding total proceeds to the Borrower of not less than twenty-five million dollars ($25,000,000) (a “Qualified IPO” and together with a Qualified Acquisition, a “Liquidity Event”). The Borrower shall use its reasonable best efforts to notify the Holder as soon as reasonably practicable of the anticipated date on which the Borrower intends to determine the price at which the shares of its Common Stock offered in a Qualified IPO shall be sold.”

(d)    Pursuant to Section 3.6 of the Convertible Notes, each of the Convertible Notes is hereby amended so as to contain a new Section 2.5, set forth in its entirety below:

“2.5    Termination of Option to Convert.

Notwithstanding any other provision of this Note to the contrary, upon the effectiveness of the Borrower’s registration statement in connection with a Qualified IPO, this Note shall no longer be convertible, in whole or in part, into New Equity Securities or shares of Common Stock, and the rights provided in Sections 2.1, 2.2 and 2.3 herein shall cease to be of any force or effect.”

2.    Amendment of the Financing Agreement.

(a)    Pursuant to Section 13.6 of the Financing Agreement, the definition of “Exit Premium” set forth in Section 1.1 of the Financing Agreement is hereby amended and restated in its entirety as follows:

““Exit Premium” means the premium to be paid in connection with full and final repayment of all outstanding US Convertible Term Notes in the event the US Convertible Term Notes shall not have been converted, in whole, into Conversion Shares prior to any such repayment. The aggregate amount of the Exit Premium payable shall be equal to the product of (a) $5,000,000 multiplied by (b) the quotient of (i) the aggregate principal amount drawn under the US Convertible Term Notes and not converted, prior to or at the time of such repayment, into Conversion Shares divided by (ii) $25,000,000; provided, however, in no event shall the Exit Premium exceed $5,000,000 in the aggregate.”

(b)    Pursuant to Section 13.6 of the Financing Agreement, Section 8.3(m) of the Financing Agreement is hereby amended and restated in its entirety as follows:

“(m) Other Information. Promptly upon their becoming available, deliver copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by any Credit Party to its security holders acting in such capacity or by any of their Subsidiaries to their security holders other than another Credit Party or another Subsidiary, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party or any of their Subsidiaries with any securities exchange or with the SEC or any governmental or private regulatory authority, (iii) all press releases and other statements made available generally by any Credit Party or any of their Subsidiaries to the public concerning material developments in the business of any Credit Party or any of their Subsidiaries, (iv) subject to limitations imposed by applicable law, all documents and information furnished to Governmental Authorities in connection with any investigation of any Credit Party or any of their Subsidiaries (other than any routine inquiry) and (v) such other information and data with respect to any Credit Party or any of their Subsidiaries as from time to time may be reasonably requested by the Agent; provided, however that any of the items identified in the foregoing clauses (i) – (v) shall be deemed “delivered” as contemplated under this Section 8.3(m) as of the date that such items are filed or furnished with the SEC via the EDGAR filing system.”

3.    Amendment of June 30 Letter Agreement.

Pursuant to Section 11 of the June 30 Letter Agreement, Section 6 of the June 30 Letter Agreement is hereby amended and restated in its entirety as follows:

“Conversion Upon A Qualified IPO. In connection with a Qualified IPO in which any Investor converts its Convertible Note (in whole or in part) and has received Common Stock of the Company, each of the Company and the Investor agrees that such Investor shall have the same registration rights (solely with respect to such Common Stock) as are provided to a Holder (as defined in the IRA) under Section 2 of the IRA (as amended from time to time), as such section shall be in effect immediately following the closing of a Qualified IPO, regardless of whether such Investor has previously converted any portion of its Convertible Note as part of a Qualified Equity Financing and received similar rights in connection therewith. The Company hereby represents that, except as disclosed in the Company’s registration statement on Form S-1 under the Securities Act of 1933, as amended (file no. 333-207888), the Company does not have any arrangements with any Holders in respect of the registration rights contemplated by the IRA. The Company further agrees that such Investor shall be entitled to transfer all or a portion of any such Common Stock and the corresponding registration rights pursuant to a Permitted Transfer (subject to compliance with applicable securities laws and regulations). For any such Permitted Transfer, (i) no consent or approval shall be needed from the Company or any of its subsidiaries, their respective board of directors or managers, or any other party; (ii) such transfer shall not be subject to any restriction, including any right of first refusal or tag-along right; and (iii) no registration statement or legal opinion shall be required, provided that such Investor provides written notice to the Company of such transfer.”

4.    Waivers.

(a)    Each of the undersigned Investors and the Agent, on its own behalf and on behalf of the Lenders and the Holders, hereby irrevocably waives any rights it or the Lenders or Holders may have or will have arising under Section 4(g) of the June 30 Letter Agreement or Section 8.23 of the Financing Agreement with respect to the amendment or waiver of the Governing Documents (as defined in the June 30 Letter Agreement and, (i) in the case of the Second Amended and Restated Certificate of Incorporation of the Company, as filed on January 11, 2016 as Exhibit 3.2 to the Company’s registration statement on Form S-1 (the “Registration Statement”), (ii) in the case of the Amended and Restated Bylaws of the Company, as filed on January 11, 2016 as Exhibit 3.4 to the Registration Statement, (iii) in the case of the Amended and Restated Investors’ Rights Agreement of the Company, as filed on January 11, 2016 as Exhibit 4.2 to the Registration Statement, and (iv) in the case of each of the Voting Agreement of the Company, dated May 1, 2014 and the Right of First Refusal and Co-Sale Agreement of the Company, dated May 1, 2014, to be terminated in connection with the public offer, issuance and sale by the Company of Common Stock in an underwritten public offering pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “IPO”) (each of the foregoing (i)-(iv) hereinafter a “Draft Agreement” and, collectively, the “Draft Agreements”)) made in connection with the IPO. Notwithstanding the foregoing, in the event that the Draft Agreements or any other Governing Documents are altered or revised after the date hereof in connection with the IPO, and such alteration or revision (i) must be approved by the requisite holders of Company capital stock (the “Stockholders”), or (ii) adversely affects the Investors or Agent, such alteration or revision shall also require the approval of the Agent. In the event that the Draft Agreements or other Governing Documents are altered or revised after the date hereof in connection with the IPO and approval of the Stockholders is not required and does not adversely affect the Investors and Agent, approval of the Agent shall also not be required.

(b)    Each of the undersigned Investors irrevocably waives the provisions of Section 8 of the June 30 Letter Agreement with respect to disclosure regarding the Agent, the Investors, the Financing Agreement, the June 30 Letter Agreement, this Letter Agreement and the Convertible Notes, made in connection with the IPO as set forth in the Registration Statement in the form attached as Exhibit A, and hereby acknowledges and agrees that the Company (i) may make such disclosure in connection with the IPO (including any modifications that do not materially modify the substance thereof ), and (ii) may file the Financing Agreement, the June 30 Letter Agreement, this Letter Agreement and the Convertible Notes as an exhibit to the Registration Statement. Notwithstanding the foregoing, any material modification to the substance regarding the Agent, the Investors, the Financing Agreement, the June 30 Letter Agreement, this Letter Agreement or the Convertible Notes disclosed in the Registration Statement in the form attached as Exhibit A hereto shall require the approval of the Agent.

(c)    The Agent, on its own behalf and on behalf of the Lenders and the Holders, hereby irrevocably waives any notice or information rights it or the Lenders or Holders may have or will have arising under Section 8.3(l) of the Financing Agreement in connection with the IPO.

5.    Validity of Letter Agreement; Entire Agreement. This Letter Agreement constitutes a valid and binding agreement of the Company, the Agent and each of the Investors. This Letter Agreement supplements the Financing Agreement, the Convertible Notes, the June 30 Letter Agreement and the Governing Documents and, in the event of a conflict between the provisions of this Letter Agreement and the Financing Agreement, the Convertible Notes, the June 30 Letter Agreement or the Governing Documents, the provisions of this Letter Agreement shall control. This Letter Agreement, the Financing Agreement, the Convertible Notes, the June 30 Letter Agreement and the Governing Documents and the documents referred to herein and therein constitute the entire agreement between the parties hereto relating to Investors’ investment in the Company.

6.    Miscellaneous. This Letter Agreement and any controversy arising out of or relating to this Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. No amendment, alteration, modification of, or addition to this Letter Agreement will be valid or binding unless expressed in writing and signed by the parties. This Letter Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one party but all such counterparts taken together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The provisions of this Letter Agreement are severable, and the invalidity or unenforceability of any provision will not affect the validity or enforceability of any other provision hereof.

[Signature page follows]

If the foregoing accurately sets forth our agreement regarding the foregoing matters, please indicate so by signing this Letter Agreement in the space provided, whereupon this Letter Agreement shall become a binding agreement by and between Investor, the Agent and the Company with respect to the subject matter thereof.

ELEVATE CREDIT, INC., a Delaware corporation

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

US TERM NOTE BORROWER

RISE SPV, LLC, a Delaware limited liability company, as the US TERM NOTE BORROWER

By: ELEVATE CREDIT, INC., its Sole Member

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

UK TERM NOTE BORROWER

ELEVATE CREDIT INTERNATIONAL LTD. a company incorporated under the laws of England with number 05041905, as the UK TERM NOTE BORROWER

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

US LAST OUT TERM NOTE BORROWER

ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as the US LAST OUT TERM NOTE BORROWER

By: ELEVATE CREDIT, INC., its Sole Member

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC
FINANCIAL EDUCATION, LLC
ELEVATE CREDIT SERVICE, LLC, as Guarantors

By: ELEVATE CREDIT, INC., as Sole Member

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

RISE CREDIT SERVICE OF OHIO, LLC
RISE CREDIT SERVICE OF TEXAS, LLC, as Guarantors

By: RISE CREDIT, LLC, as Sole Member
By: ELEVATE CREDIT, INC., as Sole Member

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

RISE FINANCIAL, LLC

RISE CREDIT OF ALABAMA, LLC

RISE CREDIT OF CALIFORNIA, LLC

RISE CREDIT OF DELAWARE, LLC

RISE CREDIT OF GEORGIA, LLC

RISE CREDIT OF IDAHO, LL

RISE CREDIT OF KANSAS, LLC

RISE CREDIT OF ILLINOIS, LLC

RISE CREDIT OF MISSISSIPPI, LLC

RISE CREDIT OF MISSOURI, LLC

RISE CREDIT OF NEVADA, LLC

RISE CREDIT OF NEW MEXCIO, LLC

RISE CREDIT OF NORTH DAKOTA, LLC

RISE CREDIT OF SOUTH DAKOTA, LLC

RISE CREDIT OF SOUTH CAROLINA, LLC

RISE CREDIT OF UTAH, LLC

RISE CREDIT OF VERMONTH, LLC

RISE CREDITO F VIRGINA, LLC

RISE CREDIT OF ARIZONA, LLC

RISE CREDIT OF COLORADO, LLC

RISE CREDIT OF MARYLAND, LLC

RISE CREDIT OF OKLAHOMA, LLC

RISE CREDIT OF OREGON, LLC

RISE CREDIT OF NEBRASKA, LLC

RISE CREDIT OF LOUISIANA, LLC

RISE CREDIT OF TEXAS, LLC,

as Guarantors

By: RISE SPV, LLC, as Sole Member
By: ELEVATE CREDIT, INC., as Sole Member

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

ELASTIC@WORK, LLC
ELEVATE@WORK ADMINISTRATION, LLC
ELEVATE@WORK, LLC, as Guarantors

By: ELASTIC FINANCIAL, LLC, as Sole Member
By: ELEVATE CREDIT, INC., as Sole Member

By:	/s/ Chris Lutes
Name: Chris Lutes
Title: CFO

VICTORY PARK MANAGEMENT, LLC, as Agent

By:	/s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: Manager

VPC SPECIALTY LENDING INVESTMENTS

INTERMEDIATE, L.P.

By:	/s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: Authorized Signatory

VPC SPECIALTY FINANCE FUND I, L.P.

By: VPC Specialty Finance Fund GP I, L.P.
Its: General Partner

By: VPC Specialty Finance Fund UGP I, LLC
Its: General Partner

By:	/s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: General Counsel

VPC INVESTOR FUND B, LLC

By: VPC Investor Fund GP B, L.P.
Its: General Partner

By: VPC Investor Fund UGP B, LLC
Its: General Partner

By:	/s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: General Counsel